Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

Global Equity Fund

Class  A  ......  VPGEX

Class  C  ......  VPGCX

Class  I  ......  VPGYX

Class  R  ......  VGERX

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of its Funds, subject to approval by shareholders of each Fund, voting individually. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues. The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement.

On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor. The Board of Trustees also approved a new Sub-Advisory Agreement between the Adviser and a subsidiary of KeyBank National Association, with respect to each of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, subject to shareholder approval at the special meeting. The portfolio managers of those Funds will remain the same.

The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement.

The Board of Trustees also approved a Plan of Liquidation of the Core Bond Index Fund and the Stock Index Fund, which are expected to cease operations on or about April 26, 2013.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

Global Equity Fund Summary

Investment Objective

The Fund seeks to provide long-term growth and capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your investment professional and in Investing with Victory on page 16 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Redemption Fees[4] (as a percentage of the amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	1.52%	1.38%	1.40%	5.16%
Acquired Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.34%	3.20%	2.22%	6.48%
Fee Waiver/Expense Reimbursement	(0.92)%	(1.03)%	(1.05)%	(4.79)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	1.42%	2.17%	1.17%	1.69%

1Expenses for Class R shares are estimated for the current fiscal year because Class R shares are new as of the date of this prospectus.

2A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 20.

3The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

4This fee only applies to Fund shares redeemed or exchanged within the first 30 days of their acquisition by either a purchase or exchange.

5Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

6The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class R shares do not exceed 1.40%, 2.15%, 1.15% and 1.67%, until at least February 28, 2020, February 28, 2020, February 28, 2020 and February 28, 2018, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of recoupment or reimbursement.

Global Equity Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,518
Class C (If you sell your shares at the end of the period.)	$320	$679	$1,164	$2,877
Class I	$119	$372	$644	$1,840
Class R	$172	$533	$918	$4,592

The following Example makes the same assumptions as the Example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$220	$679	$1,164	$2,877

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Global Equity Fund (continued)

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities of companies of any size, located in any country, including countries with developing or emerging markets. The equity securities in which the Fund invests may include preferred stock and securities with equity-like characteristics. The Fund's equity investments may take the form of depository receipts and exchange-traded funds.

When making investment decisions, the Adviser employs a life cycle-based approach to identify companies with a favorable combination of company fundamentals and valuation.

For purposes of these investment strategies, "net assets" include any borrowing for investment purposes.

Under normal circumstances, the Fund:

■  Will invest at least 80% of its net assets in equity securities (the Fund will not change this policy unless it notifies shareholders at least 60 days in advance);

■  Will invest a significant amount of its assets in equity securities of companies domiciled outside the U.S. or with significant business and/or assets outside the U.S.;

■  Will invest at least 20% of its net assets in U.S. dollar-denominated securities; and

■  May invest up to 20% of its net assets in cash or cash equivalents.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  Emerging market companies lose market share or profits. Emerging markets generally experience the most volatility.

■  Mid cap stocks fall out of favor relative to stocks of larger or smaller companies.

■  Smaller companies lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

■  A company's earnings do not increase as expected.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  An investment company in which the Fund invests does not achieve its investment objective.

Global Equity Fund (continued)

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Global Equity Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI AC World Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R shares as the share class is new as of the date of this Prospectus.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  14.15% (quarter ended March 31, 2012)

Lowest  -19.00% (quarter ended September 30, 2011)

Global Equity Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	Life of Fund[1]
CLASS A
Before Taxes	7.96%	5.86%
After Taxes on Distributions	7.84%	5.63%
After Taxes on Distributions and Sale of Fund Shares	5.65%	5.04%
CLASS C
Before Taxes	12.73%	7.34%
CLASS I
Before Taxes	14.80%	8.39%
INDEX
MSCI AC World Index	16.80%	6.55%

1Performance is from March 18, 2010 inception date of Class A, Class C and Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Matthias A. Knerr is a Chief Investment Officer (Large Cap International Equities) of the Adviser and has been Lead Portfolio Manager of the Fund since its inception in 2010.

Jeffrey A. Saeger is a Portfolio Manager with the Adviser and has been Portfolio Manager of the Fund since its inception in 2010.

Global Equity Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.